UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

Appointment of Chief Executive Officer

On April 28, 2010, the Company appointed Gary R. Shook as Chief Executive Officer, effective May 1, 2010.  Mr. Shook also will retain his current duties as President and as a director of the Company.  Joseph L. Boling, the current Chief Executive Officer of the Company, will remain as Chairman of the Company’s Board of Directors.  A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

Mr. Shook joined Middleburg Financial Corporation in 2005 asExecutive Vice President, Investment Services and Fauquier Community Executive.  In 2007, he was promoted to President of the Company and of Middleburg Bank (the “Bank”) and since 2008 he has served as President of the Company and the President and Chief Executive Officer of the Bank.  Prior to joining the Company, Mr. Shook was Senior Vice President, Fauquier Bankshares, Inc. from 1995 to 2005.

Employment Agreement for Gary R. Shook

In connection with his appointment to Chief Executive Officer, Mr. Shook will receive a grant of restricted shares of the Company’s common stock equal to $25,000 divided by the closing price of the Company’s common stock on April 30, 2010.  Mr. Shook also entered into a new employment agreement with the Company (the “Shook Employment Agreement”) on April 28, 2010.  The Shook Employment Agreement supersedes and replaces Mr. Shook’s employment agreement dated September 1, 2007 (the “Prior Employment Agreement”), which is included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2007 and incorporated herein by reference.  Except as set forth below, the material terms of the Shook Employment Agreement are substantially similar to the Prior Employment Agreement.

The Shook Employment Agreement provides that Mr. Shook will be employed as President and Chief Executive Officer of the Company, effective May 1, 2010.  The term of the Shook Employment Agreement will continue until May 31, 2011, unless it is terminated earlier in accordance with its provisions.  Beginning on May 31, 2011 and each May 31 thereafter, the term of the Shook Employment Agreement will automatically extend for one additional year, unless notice of non-renewal is provided or employment otherwise terminates under the Shook Employment Agreement.  The Shook Employment Agreement provides for a base salary of $311,400 per year.  Mr. Shook is eligible to receive base salary increases and incentive, bonus compensation or other compensation as the Company’s Board of Directors may determine.  The Company also will pay certain country club membership dues during the term of the Shook Employment Agreement.

The Shook Employment Agreement also is revised from the Prior Employment Agreement to provide that Mr. Shook will receive an amount equal to 300% of his annual salary instead of 200% in the event the Company terminates his employment without “cause” or he terminates his employment for “good reason” (as those terms are defined in the Shook Employment Agreement).

The Shook Employment Agreement also contains several immaterial revisions from the Prior Employment Agreement, including revisions to comply with Section 409A of the Internal Revenue Code.

The full text of the Shook Employment Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

Agreement for Joseph L. Boling

In connection with his transition, Mr. Boling terminated his employment agreement with the Company entered into a new agreement (the “Boling Agreement”) whereby Mr. Boling will continue to serve as Chairman of the Board of Directors for a term commencing on May 1, 2010 and ending on April 30, 2011.  As compensation for Mr. Boling’s service as Chairman of the Board of Directors for such term, he will receive cash compensation of $40,000 and a grant of restricted shares of the Company’s common stock equal to $24,000 divided by the closing price of the Company’s common stock on April 30, 2010.  Consistent with the Company’s Bylaws, Mr. Boling may continue to serve as Chairman of the Board of Directors after April 30, 2011.

In addition, Mr. Boling agreed to fulfill certain other advisory and representative roles for the Company until April 30, 2011, which roles include: (i) assisting with business development efforts of the Company; (ii) attending senior leadership meetings when requested to stay current with strategy, performance and new initiatives of the Company and its affiliates; (iii) acting as a representative for the Company where appropriate; (iv) standing in for the Chief Executive Officer in corporate or public functions where needed; and (v) remaining active in community groups as needed to support the Chief Executive Officer’s and the Company’s community visibility.  As compensation for Mr. Boling’s service in this capacity, he will receive cash compensation of $8,000 per month through April 2011.  In addition, the Company will provide Mr. Boling with the use of a vehicle and a corporate credit card to cover reasonable and customary business expenses and pay certain country club membership dues during the term of the Boling Agreement.

If Mr. Boling ceases to provide services to the Company either as Chairman of the Board or in his advisory and representative role, no further compensation will be paid to him in connection with that role.

The full text of the Boling Agreement is attached as Exhibit 10.2 to this report and is incorporated by reference into this Item 5.02.

Executive Retirement Plan

In connection with Mr. Boling’s resignation, the Company amended and restated its Executive Retirement Plan, in which only Mr. Boling participates, on April 28, 2010.  The amendments to the Executive Retirement Plan include: (i) revising the amount of the benefit that is payable to Mr. Boling to fix the items which offset his retirement benefit as of December 31, 2009 and (ii) make other immaterial revisions, including revisions to comply with Section 409A of the Internal Revenue Code.

The full text of the Executive Retirement Plan is attached as Exhibit 10.3 to this report and is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2010, the Company adopted amendments to its bylaws (the “Bylaws”) in connection with the transition of its Chief Executive Officer.  The amendments revised Section 3.1 of the Bylaws to provide that the Chairman of the Board of Directors is not an officer of the Company.  In addition, the amendments removed existing Section 3.4, regarding the duties of the Chairman of the Board, from Article III, and inserted a substantially similar new Section 2.4 in Article II.  Finally, the amendments revised existing Section 3.5, regarding the duties of the President of the Company, to provide that the President shall be the Chief Executive Officer of the Company.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report.

Item 8.01.	Other Events.

During the course of the Annual Meeting of Shareholders on April 28, 2010, management of the Company presented financial and other information to those present. The slides for the presentation are furnished as Exhibit 99.2 to this Current Report and are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Bylaws of Middleburg Financial Corporation (restated in
electronic format as of April 28, 2010).

10.1	Employment Agreement, dated April 28, 2010, by and between
Middleburg Financial Corporation and Gary R. Shook.

10.2	Agreement, dated April 28, 2010, by and between Middleburg
Financial Corporation and Joseph L. Boling.

10.3	Executive Retirement Plan, as amended and restated through
April 28, 2010.

99.1	Press release issued April 28, 2010.

99.2	Slide Presentation for the Annual Meeting of Shareholders on
April 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: April 28, 2010	By:	/s/ Jeffrey H. Culver
Jeffrey H. Culver
Executive Vice President, Chief Operating
Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of Middleburg Financial Corporation (restated in
electronic format as of April 28, 2010).

10.1	Employment Agreement, dated April 28, 2010, by and between
Middleburg Financial Corporation and Gary R. Shook.

10.2	Agreement, dated April 28, 2010, by and between Middleburg
Financial Corporation and Joseph L. Boling.

10.3	Executive Retirement Plan, as amended and restated through
April 28, 2010.

99.1	Press release issued April 28, 2010.

99.2	Slide Presentation for the Annual Meeting of Shareholders on
April 28, 2010.